April 30, 2020

Sonny Oh
Senior Counsel
Disclosure Review Office
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Dear Mr. Oh,

Please see our responses below addressing your follow-up comments on the Allstate RightFit Annuity (File No. 333-236809) given over the phone on April 27, 2020. We have included the applicable comments from your letter dated April 1, 2020, followed by our response in bold to your follow-up questions pertaining to the original comments. The page numbers in our responses refer to the attached redline of the prospectus reflecting our updates.

(1)(d) Significant market events have occurred since this registration statement was filed as a result of the COVID-19 pandemic. Please consider whether the company’s disclosures, including market risk disclosures, should be revised based on how these events are affecting the markets of the index that the company is using to calculate the company’s obligations under the contract. Further, given that the company’s obligations under the contract are subject to the financial strength and claims-paying ability of the company, please consider whether this disclosure should be revised based on how these events could affect the company’s financial strength and claims-paying ability. If the company believes that no additional disclosure is warranted, please explain supplementally why not.

If disclosure is revised, please also consider whether performance percentages in any examples should also be revised (e.g., the reference to 4.5% for the Fair Value Index referenced in the fifth paragraph of “Fair Value Index” appearing on page 19).

Response: We updated the risk factors section starting at page 8 of the prospectus to include a cross-reference to additional discussion of risk factors later in the prospectus. We added a disclosure noting that the 4.5% Fair Value Index used in the example is for illustrative purposes, not intended to predict future rates, and may be higher or lower than the example (see page 15).

(6)(b) Disclosure under “Investment Options” on page 7 refers generally to the applicable Ceilings and Floors by providing their respective ranges. In the fuller discussion, please specify the Ceiling and Floor rates for each of the 3 "Fits" and be clear whether such rates are at an annual basis.

Response: We included disclosure in the summary and the Investment Options discussion to reflect that there is not a specified minimum ceiling for each Investment Option that would ensure the ceiling is higher based on the risk level (see page 6). We also updated the Investment Options discussion of the prospectus to include the current Floor for each of the “Fits”(see pages 16-17).

(6)(c) Disclosure under “Investment Options” should briefly summarize when investors will receive notice to reallocate Investment Options and how long they will have to make the reallocation.

Please note that the prospectus should also address the impact that reallocation from one Investment Option to another will have on the Contract. This discussion should include the impact on Performance earned in the old Investment Option and the one reallocated to as well as what Floor and Ceiling will apply. Please also discuss the impact of the reallocation on surrenders post-reallocation and clarify any other impacts of the reallocation.

Response: We updated the Investment Options discussion to note that contract owners will receive a notice 30 days before their Contract Anniversary indicating their Contract Anniversary is coming up and that they should contact their financial representative for a review (see pages 16-17). We also expanded our disclosure of the impact of transfers on contract values and clarified that contract owners may transfer money from one or more Investment Options to any available Investment Option no later than five days before their Contract Anniversary (see page 16).

(9)(c) Under Investment Option Interim Value on page 17, please revise the paragraph following the reference to Appendix A in plain English.

Response: We updated the Investment Option Interim Value discussion to retain the deleted disclosure beginning, “In other words, a change in the Fair Value Index . . .” (see page 14).

(9)(d) Please highlight the second sentence of the sixth paragraph following the reference to Appendix A appearing on page 19 and supplementally explain to the staff why this is the case, i.e., it is not intuitive that a value named “Fair Value Index” would lead to lower performance if the value has risen since the issue date.

Response: We removed the references to a Market Value Adjustment (see page 31). We also updated the Interim Value discussion to provide a plain English explanation of Option Adjusted Spread (see page 14).

(12) Under each lump sum option, the beneficiary will receive the death benefit “within five years” from the date of death. Please disclose the basis for which such a delay could occur.

Response: We updated the Payments Upon Death discussion to revise the description of Option A and Option C to clarify that Option A allows for multiple disbursements of the Death Proceeds, while Option C allows for a lump sum of the same (see page 27).

We trust that these responses address your comments. If you have any questions, let me know.

Thanks,

/s/ Iman Naim
Iman Naim
Senior Associate Counsel
(847) 402-6222
inaim@allstate.com